RELEASE OF MINING RIGHTS CONTRACT CELEBRATED BY PARTIES: 1) MINEROMETALÚRGICA SAN MIGUEL, S. DE R. L. DE C. V., REPRESENTED IN THIS ACT BY MR. ALAIN BUREAU IN HIS CHARACTER AS LEGAL REPRESENTATIVE (THE “GRANTOR”) AND 2) CORPORACIÓN AMERMIN, S. A. DE C. V., REPRESENTED IN THIS ACT BY MR. RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS SOLE ADMINISTRATOR AND LEGAL REPRESENTATIVE (THE “GRANTEE”), JOINTLY NAMED AS “THE PARTIES”, IN ACCORDANCE TO THE FOLLOWING PREVIOUS RECORDS, DECLARATIONS AND CLAUSES:

PREVIOUS FACTS

I.

The GRANTOR is the title holder of the rights derived from the mining concession titles described following (The CONCESSIONS):

LOT	TITLE	SURFACE	LOCATION
Aurífero V Fracción 1	227,233	400.7037 Hectares	Quiriego, Sonora
Aurífero V Fracción 2	227,234	0.0140	Quiriego, Sonora

II.

On the 14th March 2008, Pershimco Resources, Inc., the GRANTOR, Tara Gold   Resources Corp., and the GRANTOR celebrated an agreement by virtue of   which, among other terms and conditions, it was agreed to cede in favor of the   GRANTEE the rights that the GRANTOR holds regarding the    CONCESSIONS, and:

III.

Derived from the above, in recent days, the GRANTOR agreed with the

GRANTEE to cede the rights derived from the CONCESSIONS, and   proceeded in consequence to the subscription of this present instrument.

DECLARATIONS

I.

The GRANTOR through the offices of its legal representative and under oath of stating the truth, declares, that:

1)   It is a Mexican mercantile society, specifically a Stock Company with

Varying Amount of Capital, duly established and operating in accordance with   the applicable and current legislation of the United States of Mexico as   prescribed in articles 10 and 11 of the Mining Law, and as witnessed in Public   Writ number 3,872, granted on the 2nd June 2005 before testimony of Mrs. Karla   Alejandra Prieto Carrillo, Attorney at Law, at that time ascribed to Public Notary   number 9 of the  Morelos Judicial District, State of Chihuahua, by license of its   title holder, Mr. Francisco de Asìs Garcìa Ramos, and instrument that was duly   inscribed in the Public Registry of Property and Commerce of said District under   electronic mercantile folio number 22328*10 M4 and registered under number   247, of page front 124, of volume XXXIX of the Book of Mining Societies of   the Public Registry of Mines on the 13th July 2007, and reason by which he is

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008 endowed with the sufficient and necessary faculty to intervene in this present judicial act.

2)    He is endowed with the faculties, powers and sufficient and necessary

mandates to subscribe this present agreement as witnesses in Public Writ number   32,137 granted on the 3rd May 2007 before testimony of Mr. Armando Herrera   Acosta, Attorney, at Public Notary number 12 for the Morelos Judicial District,   instrument that is duly inscribed in the Public Registry of Property and of   Commerce of said District under electronic mercantile folio 22328*10M10,   and same that have not been limited, restrained, suspended or revoked to date,   reason by which he enjoys the capacity to subscribe this contract;

3) He is duly inscribed in the Federal Taxpayers Registry with fiscal

identification certificate MSM-050602-2NA, and to be current to date in his   income tax payments and other contributions that have corresponded to him to   date, all in accordance with the applicable and current legislation;

4) To date he is the only and exclusive title holder of the rights derived from the

CONCESSIONS.

5) The CONCESSIONS are free of liens, encumbrances, affectations and of

ownership limitations, as well current in the compliance with the obligations that   related to this kind of administrative authorizations are stated in the Mining Law   and its Ruling;

6) It is the will of his Administration Board to cede in favor of the GRANTEE

the title holdings of the CONCESSIONS complying in every instance to the   terms and conditions of this present contract.

II.

The GRANTEE, through the offices of its legal representative and under oath of stating the truth declares, that:

1) It is a Mexican mercantile society, specifically a Stock Company with

Varying Amount of Capital, duly established and operating in accordance with   the applicable and current legislation of the United States of Mexico as   prescribed in articles 10 and 11 of the Mining Law, and as witnessed in Public   Writ number 9,311 granted on the 9th August 1995 before testimony of Mr. José   Miller Hermosillo, Attorney, at that date Public Notary number 2 for the   Morelos Judicial District, State of Chihuahua, instrument that was duly inscribed   in the Public Registry of Property and Commerce under electronic mercantile   folio number 21164*10 and registered under number 58 of Volume XXXIX of   the Book of Mining Societies of the Public Registry of Mines on the 26th May   2006, and reason by which he is endowed with the sufficient and necessary   faculty to intervene in this present judicial act.

2) He is endowed with the faculties, powers and sufficient and necessary

mandates to subscribe this present agreement as witnessed in the instrument in   previous numeral and same that have not been limited, restrained, suspended or   revoked to date, reason by which he enjoys the capacity to subscribe this   contract;

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008

3) He is duly inscribed in the Federal Taxpayers Registry with fiscal

identification certificate CAM-950810-K77, and to be current to date in his   income tax payments and other contributions that have corresponded to him to   date, all in accordance with the applicable and current legislation;

4) It is the will of his Administration Board to subscribe this present contract

with the purpose that the title holdings of the CONCESSIONS be ceded to him   complying in every instance to the terms and conditions of this present   contract.

III.

Both PARTIES declare, through the offices of their respective legal

representatives, under oath of stating the truth that they assist to the subscription   of this present document in good faith, free of any deceit, error, violence or any   other vitiation in their consent with the purpose of obliging themselves to the   following:

CLAUSES

FIRST. OBJECT: Complying with article 2,029 of the Federal Civil Code of complementary application in agreement with article 23, last paragraph of the Mining Law, as well as by the 2nd article of the Code of Commerce, by virtue of the subscription of this present contract the GRANTOR transfers gratuitously and definitely in favor of the GRANTEE, 100% (one hundred per cent) the mining rights derived from the CONCESSIONS.

As of the signature and ratification of this present document, the rights and obligations derived from the CONCESSIONS will be in favor and in charge of the GRANTEE, thus liberating the GRANTOR from any responsibility that might derive from the CONCESSIONS.

SECOND. GRATUITY: PARTIES expressly agree that the transfer of the rights derived from the CONCESSIONS in favor of the GRANTEE will bear a gratuitous character and this will be the reason by which the GRANTOR gives up, as of this moment, to claim in the future any type of economic return per the subscription of this present contract.

THIRD. CONCESSION TITLES: Complying with the dispositions of articles 2,284 and 2,292 of the Federal Civil Code, the GRANTOR commits himself to deliver as of this date to the GRANTEE, at the conventional address of same, the mining CONCESSION titles that are covered by the personal rights of same, without harms to the disposition set in the following sixth clause.

FOURTH. DELIVERANCE IN CASE OF EVICTION: The GRANTOR commits himself to answer in favor of the GRANTEE the deliverance in case of eviction from the CONCESSIONS as stated in article 2,283.III of Federal Civil Code, among other applicable legal dispositions.

FIFTH. ADMINISTRATIVE OBLIGATION: The GRANTEE expressly commits himself to keep the CONCESSIONS current complying to such an effect with the

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008 paper work and the corresponding payment of rights, and submitting himself to the general dispositions and Mexican Official Standards of the Mining and Metallurgical Industry in agreement with article 27 of the Mining Law, among others applicable, its Ruling and other applicable and current legislation.

SIXTH. FORMALIZATION OF THE TRANSFER OF RIGHTS:  PARTIES commit themselves to ratify before Notary Public this present document at the earliest convenience,

with the purpose that same be inscribed in the Public Registry of Mines, a dependency of the Secretary of the Economy, as well as to carry out any other administrative paper work required in conformity with articles 2,034, fraction II, of the Federal Civil Code, 46, fraction VI, 47 of the Mining Law, 83, last paragraph of the Mining Law Ruling, and other applicable and current legislation. The totality of expenses incurred in related with the compliance of this present clause will be responsibility of the GRANTEE.

SEVENTH. CONFIDENTIALITY: PARTIES expressly commit themselves to keep the totality of past, present and future information related to this instrument in a confidential character, and extending same obligation to whomever it may b disclosed to, either a corporation or an individual.

The PARTY recipient of confidential information must limit the access to it to its representatives or employees that, under a justified and reasonable cause, may request access to such information. In such cases, PARTIES must commit these individuals to the same confidentiality obligations as was extended to any to whom such information was disclosed.

For purposes of this present clause, the following will not be considered confidential information: 1. Information that might have been legitimately known and obtained by the recipient PARTY prior to the subscription of this contract; 2. Information that may be to date or in the future considered as public domain, if and ever such consideration, did not derive from a non compliance by any of the PARTIES to the stipulations of this clause, or 3) Information that must be disclosed to according to law per an administration or judicial mandate issued by competent authorities,  including those of the Stock Market either in the United States of Mexico as well as from abroad.

EIGHTH. FISCAL OBLIGATIONS: On being registered and regularized before the Federal Taxpayers Registry as well as current in their income tax payments and other contributions that have corresponded to them to date, PARTIES agree in that each will cover, in separate, tax payments that correspond to them individually in compliance to the terms and conditions of this present instrument, and heeding the applicable and current fiscal legislation, and committing themselves to leave free their counterpart regarding any responsibility that might be imputed to it contrary to this clause by competent authorities.

NINTH. ADDRESSES AND CONTACT TELEPHONES: PARTIES agree in that anything related to the execution and compliance to the terms and conditions of this present instrument, as well as to convey any announcement, notification and other communications in relation to same, they state their addresses and telephone numbers to be the following:

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008

THE GRANTOR Avenida de las Industrias 6701-1 Colonia Nombre de Dios C. P. 31110, Ciudad de Chihuauha Estado de Chihuahua, México Phone: 01.614-417-2305	THE GRANTEE Calle Ramón Domínguez 200 Colonia Deportistas C. P. 31125, Ciudad de Chihuahua Estado de Chihuahua, México Phone: 01-614-200-8481

In case of a change of address, PARTIES agree in notifying their counterpart of such a fact with at least 5 (five) natural days notice prior to the date in which the change of address will take place.

TENTH. ANNOUNCEMENTS, NOTIFICATIONS AND COMMUNICATIONS: PARTIES agree that any announcement, notification or communication necessary to be given to their counterpart must be done so in writing.

Sending of such documents can be carried out by two means: through ordinary courier delivered on hand or by certificate mail, both with acknowledgment of receipt.

PARTIES likewise agree that announcements, notifications and communications carried out in relation to this present instrument will be in effect on the day of reception. In case such documents include some kind of a term, same will begin to be in effect on the day following in which acknowledgement of receipt if confirmed, independently if that day is able or not.

ELEVENTH. PERSONS TO BE IN CONTACT: PARTIES agree that the totality of announcements, notifications and communications necessary to be given to their counterpart derived from the terms and conditions of this present instrument, must be addressed indistinctly to the following persons:

THE GRANTOR ALAIN BUREAU	THE GRANTEE RAMIRO TREVIZO LEDEZMA

In case it be their will to change the contact persons, PARTIES agree in notifying their counterpart of such a circumstance with at least 5 (five) natural days prior notice of the date the change will be in effect. Not complying to this described obligation will imply that announcements, notifications and communications sent and delivered to the original addressees of the PARTY doing the change of contact person will bear all legal effects in favor of the PARTY that was not notified in all opportunity as of the date of delivery and for as long as the non compliance subsists.

TWELFTH. TOTALITY OF THE CONTRACT: PARTIES accept that this present contract contains the totality of agreements between them regarding the object, and thus leaving without effect and cancelling the whole of agreements, reports, negotiations,

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008 correspondence, commitments and communications carried out previously between them, either in writing or verbal and related with the CONCESSIONS.

THIRTEENTH. MODIFICATIONS: The terms and conditions of this resent instrument can only be modified by virtue of the subscription of modifying agreements between the PARTIES. To such agreements must be added, as annexes, ordinary copy of this contract but always searching for a complete interpretation of the terms and conditions that the PARTIES might have agreed on.

FOURTEENTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in accordance to the Mining Law, its Ruling, the Federal Civil Code and

the Code of Commerce among other applicable and current legal dispositions in the United States of Mexico.

FIFTEENTH. JURISDICTION: In case there may arise any controversy related to the validity, intention, interpretations, execution or compliance of this contract, PARTIES expressly agree to submit same to the competent Courts of Law of the Morelos Judicial District in the City of Chihuahua, State of Chihuahua, thus giving up as of this moment any other jurisdiction or privilege that might correspond to them by reason of their current or future addresses, or by any other circumstance.

THE PARTIES BEING IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CONTRACT SUBSCRIBE IT BEING TOGETHER IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA, ON THE 11TH JUNE 2008.

THE GRANTOR MINEROMETALÚRGICA SAN MIGUEL, S. DE R. L. DE C.V. REPRESENTED IN THIS ACT BY: ALAIN BUREAU	THE GRANTEE CORPORACIÓN AMERMIN S.A. DE C.V. REPRESENTED IN THIS ACT BY. RAMIRO TREVIZO LEDEZMA

NOTARY RATIFICATION

In the city of Chihuahua, State of Chihuahua, on the eleventh day of the month of June of the year two thousand and eight, before me, Mrs. Elsa Ordóñez Ordóñez, Attorney, applicant to the exercise of Notary Public and ascribed to Notary Public office number twenty eight of this Morelos Judicial District, and acting as Notary per license of its title holder Mr. Felipe Colomo Castro, Attorney, there appeared before me: -------------------

On one hand, MINEROMETALÚRGICA SAN MIGUEL, S.A. DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, represented by Mr. Alain Bureau and, on the other hand, CORPORACIÓN AMERMIN, SOCIADAD

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008

ANÓNIMA DE CAPITAL VARIABLE, represented by Mr. RAMIRO TREVIZO LEDEZMA, Engineer, persons who will accredit themselves further on  and who stated:--------------------------------------------------------------------------------------------------

That they acknowledge the signatures appearing at the bottom of the foregoing document as having been written per their own hands and to be the same they use for all their businesses and ratifying the content of same.----------------------------------------------

PERSONALITY

In order to accredit the legal existence of the company he represents, MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE and his character of proxy of same, Mr. ALAIN BUREAU exhibits before me and I do give faith the First Testimony of Public Writ Number 32,137 (thirty two thousand one hundred and thirty seven) dated on the third day of the month of  May of the year two thousand and seven, granted in this city before testimony of Mr. Fernando Rodríguez García, Attorney, ascribed to Public Notary Office number nine of the Morelos District, and which I add to the appendix of this present writing marked with the numeral “1” ONE.----------------

In order to accredit the legal existence of the company he represents, CORPORACIÓN AMERMIN, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, and his character as Sole Administrator, Mr. RAMIRO TREVIZO LEDEZMA, Engineer, exhibits before me and I do give faith a certified copy of the first testimony of public writ number 9,311 (nine thousand three hundred and eleven) granted in this city of Chihuahua on the ninth day of the month of August of the year nine hundred and ninety five before testimony of Mr. José R. Miller Hermosillo, Attorney and Notary Public number two of this Morelos Judicial District, document which is inscribed under electronic mercantile folio number 21164*10 (two, one, one, six, four, asterisk, one, zero) of the Public Registry of Property of this Morelos Judicial District by means of which, previously obtaining permit from the Secretary of Foreign Affairs number 08000365 (zero, eight, zero, zero, zero, three, six, five) under File number 9508000359 (nine, five, zero, eight, zero, zero, zero, three, five, nine) and in Folio number 609 (six, zero, nine), issued in this city of Chihuahua and dated on the fourteenth day of the month of June of the year nineteen hundred and ninety five, the following named company was established; CORPORACION AMERMIN, SOCIEDAD ANÓNIMA

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008

DE CAPITAL VARIABLE. Of said document I transcribe the following clauses: FIRST: The appearing parties constitute a mercantile Society under the denomination of “CORPORACIÓN AMERMIN”, followed by the words SOCIEDAD ANONIMA DE CAPITAL VARIABLE or its abbreviations S. A. de C. V. SECOND: The Society’s 0bject will be: 1. The purchase, sale, acquisition by any concept, alienation, trade, import and export of all kinds of implements and articles related to mining and metallurgical industries in general, with civil engineering and with construction in general. The Society will be enabled to carry out any act conductive to the accomplishment of this object and, enunciatively but not limited will be able to establish and make use of branch offices and agencies in any part of the Mexican Republic and abroad, establish, lease and, in general, negotiate in whatever manner in personal property and real estate necessary for the accomplishment of its social activities; alienate, lease, transfer, mortgage and lien and take in lease and administer the necessary transportation equipment for the distribution and trade of the products object of the society wither within the country or abroad; acquire all kinds of national and foreign establishments inclusive of their stock or social shares, goods and rights; acquire mining concessions for exploration and exploitation of their contractual rights for exploration and exploitation of any kind of mineral, as well as to alienate, lien or in any other manner make use of such concessions and rights; acquire, set up, project, purchase, sell, give and receive in lease, operate ore dressing plants and all kinds of devices, equipment, accessories and related material with its social object; exploit earth dumps, tailings, slag piles and drosses and all kinds of minerals and substances derived from them; render technical, legal, consulting and administration services related to its object; obtain and exploit trade names, patents, brand names and to be representatives of national and foreign companies; carry out all kinds of operations in credit titles, give and take loans with or without securities and carry out all kinds of mercantile and civil acts necessary or required  for the accomplishment of the society’s object. THIRD: The Society’s duration will be ninety nine years as of the date of its establishment. FOURTH: The Society’s address will be in the city of Chihuahua, Chihuahua which will not be considered as changed by selecting conventional addresses or by establishing Representations, Agencies or Branch Offices outside the city’s limits.  FIFTH: The Society is and will remain Mexican but including a clause for admittance of foreigners. The founding partners and those that in the future come into the society, these, by the sole fact of their admittance into the society convene with the Mexican

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008

Government before the Secretary of Foreign Affairs in that the current foreign partners and those that may be in the future of any of the societies in question, commit themselves formally before the Secretary of Foreign Affairs to consider themselves as national citizens regarding the shares they acquire of such societies or which they hold title, as well as of the goods, rights, concessions, participations or interests of which they hold title of such societies with the Mexican Authorities and not to invoke, by the stated reasons, the protection of their Governments under the penalty if by so doing, of losing in favor of the Nation the social participations they may have acquired. SIXTH: The Social capital will be of a Varying Amount with a minimum of $50,000.00 (FIFTY THOUSAND NEW PESOS 00/100 MEXICAN CURRENCY) and with an unlimited maximum. Above the minimum limit, the Capital will be of a Varying Amount, increasing or diminishing per agreement by the Ordinary Assembly or the Administration Board, according to the rules set in the Statutes. The amounts of the Minimum Capital or, be it the case, of the Varying Amount, will be represented by Nominal Shares, each with a value of N$1,000.00 (ONE THOUSAND NEW PESOS 00/100 MEXICAN CURRENCY). TRANSITORY: In this act, the appearing partners, constituting the first Shareholders General Assembly set down the following determinations: I.- Mr. RAMIRO TREVIZO LEDEZMA is named Sole Administrator. Os the Society’s Statutes I transcribe the following pertinent to: CHAPTER III.- OF THE SOCIETY’S ADMINISTRATION: EIGHTH ARTICLE.- The Society will be administered and directed by a Sole Administrator who will remain in office for an indefinite period of time and who, in any event, will remain in office until his substitute as agreed by the Shareholders General Assembly is placed in charge. Society Managers can also be designated who will remain in office for an indefinite period of time until their substitutes be named to take over unless their nomination was revoked in which case they will cease their office immediately. The faculties of the Managers named will be determined by the Shareholders Assembly who agreed on their nomination. NINTH ARTICLE.- The SOLE ADMINISTRATOR.- Will enjoy the legal representation of the Society and, consequently, will be invested with the following faculties and obligations: a) Will manage the businesses and social goods with the widest General Power to administer goods under the terms of the second paragraph of article 2453 (two thousand four hundred and fifty three) of the current Civil Code for the State of Chihuahua, as well as it correlated article number 2554 (two thousand five hundred and fifty four) of the Civil Code for the Federal District; b) Will enjoy a General Power for Litigation and

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008

Collection and Acts of Administration with expressed faculties to subscribe titles of credit under the terms of article 2453 (two thousand four hundred and fifty three) of the current Civil Code for the State of Chihuahua and its correlated article number 2554 (two thousand five hundred and fifty four) of the Civil Code for the Federal District, that states as follows: “ARTICLE 2453: In the general mandate for litigation and collection it will be sufficient to declare that it is granted with all of the general faculties and those special that require a special clause per law, so it be understood that they are conferred without any limitation whatsoever. In the general mandate for the administration of goods, it will be sufficient to state that they are conferred in such a character so the Sole Administrator can exercise all kinds of administration faculties. In the general mandate for acts of dominion, it sill be sufficient to state that they are granted in such a character in order for the Sole Administrator may exercise all the faculties pertaining to the owner, in anything concerning the goods  as well as to exercise any and all actins required to defend them. Dealing with gratuitous the Sole Administrator’s expressed authorization is required. When in the three cases mentioned these wish to be limited, the limitations will be consigned or the mandates will be special. Notaries will insert this article in the instruments of the mandates granted”. c) He will represent the Society before Administration, Municipal, Judicial Authorities and before arbiters and Labor Authorities enjoying General Power for Litigation and Collection, with all the General faculties and those Special requiring special clause as per Law, under the terms of the first paragraph of the mentioned articles, including among other faculties those to desist from relief proceedings, Issue Statements and Depositions under oath, even in Custom and Fiscal matters, issue Claims and complaints and to desist from them, grant pardon to the offender, compromise in arbitration and issue and absolve positions, carry out transfer of goods, bid in auctions, receive payments and intervene in labor matters or labor procedures with the expressed faculties in labor matters, acting before such Authorities through attorneys, grant general powers for litigation and collection with all of the General Faculties and the Special ones requiring special clause according to Law, or Special Powers and to revoke one or the other freely. He will represent the Society before the Mexican Institute of Social Security, the Federal Consumers Protection Board, and the National Institute of Workers Fund and before the Organization in charge for capacitating and training of personnel, the Secretary of Internal Revenue and its Dependencies and any other Government or Government related Entities. d) Grant and subscribe Titles of Credit and

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008 obligation charged to the Society. e) Contribute with personal goods and real estate pertaining to the Society to other companies and subscribe shares or take participation or portions of interest in other companies. f) Grant General or Special Powers required and to revoke them. g) In general, he will carry out the acts and operations needed or that are convenient for the consecution of the Society’s object, making exception to those expressly reserved by Law or of the ones set in Statutes of General Shareholders Assembly. He will carry the company’s signature as Sole Administrator within the sphere of the attributions that have been illustrated to him. CHAPTER V: OF THE SHAREHOLDERS GENERAL ASSEMBLIES: THIRTEENTH ARTICLE: The Shareholders General Assembly is the Supreme Organ of the Society. The Ordinary Assembly will convene at least once a year within the first four months following the closure of its Social Exercise and at the Society’s address. The Extraordinary Assembly will convene at the same place when it is judged convenient by the Sole Administrator or the Commissar or it is requested by the Shareholders representing at least 33% (thirty three per cent) of the Social Capital, and setting down in writing the matters that will be discussed during the Assembly. TWENTIETH ARTICLE: At the General Assembly each share will have the right of one vote. In case of a tie, the Assembly’s President vote will be decisive. Voting will be economical unless two of the Shareholders request it be nominal or by certificate. TWENTY FIRST ARTICLE: The Ordinary Assemblies’ resolutions will be by a majority of votes of the Shares represented at the Assembly. The Extraordinary Assemblies’ resolutions will be by majority of votes representing, at least, 51% (fifty one per cent) of the Social Capital. TWENTY SECOND ARTICLE: The Assemblies’ decisions agreed upon as per these Statutes will oblige all of the partners, even those absent or dissident. TWENTY THIRD ARTICLE: Minutes will be written down of every Assembly and these will be signed by the persons who acted as President and Secretary, as well as by the Commissar who attends. The documents presented at the Assembly will be added to the Book’s appendix, its summons and the list of attendees, subscribed by the appearing parties and the scrutinizers. ------------------

Messers. RAMIRO TREVIZO LEDEZMA  and  ALAIN BUREAU state under oath of saying the truth that the nomination with which they appear have not been revoked or in any manner terminated, and that their faculties have not been limites.--------------------

------------------I THE UNDERSIGNED, SO GIVE FAITH AND CERTIFY-----------

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008

A) That the appearing parties, to my judgment enjoy the necessary legal capacity to commit themselves and contract per their general data under oath of stating the truth and after having received the warnings of law, and stated to be:-----------------------------------

Mr. RAMIRO TREVIZO LEDEZMA, a Mexican citizen, native of Colonia Pacheco, Chihuahua, where he was born on the fourth of September nineteen hundred and fifty six, miner, with Federal Taxpayers Registry number TELR-560904-R47 (fifty six, zero, nine, zero, four, forty seven, married, and he identifies himself with passport number 03080024434 (zero, three, zero, eight, zero, zero, two, four, four, three, four), and his address to be Calle Allende number 104 (one hundred and four, suite 103 (one hundred and three) in Colonia Centro of this city.---------------------------------------------------------

Mr. ALAIN BUREAU, Canadian citizen, native of Noranda, Québec, Canada, where he was born on the fifth of March nineteen hundred and sixty nine, Engineer, married, and his address to be at Calle Cerrada Vista Real number 6421 (six thousand four hundred and twenty one) of Colonia Bella Vista Ampliación of this city, and he identifies himself and accredits his legal stay in this country with Migration document FM3 number 710008 (seven, one, zero, zero, zero, eight) as a non migrant visitor.--------

B) That this present act is extended out of protocol under the terms of article 49 (forty nine), fraction II of the Law of Notary Public of the State of Chihuahua. -------------------

C) That the above written text having been read by the appearing parties and I having explained to them its force and legal consequences, and being in agreement to the writing of it as well as content, ratify it and sign it in my presence.--------------------------

Signature

/s/ Ramiro Trevizo Ledezma

RAMIRO TREVIZO LEDEZMA

Signature

/s/ Alain Bureau

ALAIN BUREAU

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008

I authorize this present act and make reason of it in volume Fourteen of the Book of Acts Out of Protocol of the Public Notary in my charge under number 15,947 (Fifteen thousand nine hundred and forty seven).

Chihuahua, Chihuahua on the eleventh of June two thousand and eight.

ASCRIBED TO PUBLIC NOTARY OFFICE NUMBER TWENTY EIGHT

Signature

/s/ Elsa Ordonez Ordonez

MRS, ELSA ORDÓÑEZ ORDÓÑEZ

FCC/IAB

###

Transfer of mining Rights contract subscribed between Minerometalúrgica San Miguel, S. de R. L. de C. V., on one hand and Corporación Amermin, S. A. de C. V. on the other on the 11th June 2008